UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2017 (May 24, 2017)
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FRED’S, INC.
 (Exact Name of Registrant as Specified in Charter)
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Commission File Number 001-14565
Tennessee		62-0634010
(State or other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118
(Address of principal executive offices)

(901) 365-8880
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
As contemplated by the terms of the Cooperation Agreement, dated April 21, 2017, by and among Fred’s, Inc. (the “Company”), Alden Global Capital LLC, Strategic Investment Opportunities LLC, and Heath B. Freeman, on May 24, 2017, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Alden Global Capital LLC and Strategic Investment Opportunities LLC (together with any of its affiliates and associates solely in their capacity as holders of the Company’s securities, collectively, the “Alden Shareholders”). Pursuant to the Registration Rights Agreement, the Alden Shareholders may make up to four requests that the Company file a registration statement to register the sale of shares of the Company’s common stock that the Alden Shareholders beneficially own, subject to the limitations and conditions provided in the Registration Rights Agreement.
The Registration Rights Agreement also provides that the Company will file and keep effective, subject to certain limitations, a shelf registration statement covering shares of the Company’s common stock beneficially owned by the Alden Shareholders, and also provides certain piggyback registration rights to the Alden Shareholders.
The registration rights provided in the Registration Rights Agreement terminate upon the earliest of (i) the date on which such shares are disposed of pursuant to an effective registration statement, (ii) the date on which such securities are sold pursuant to Rule 144 of the Securities Act, and (iii) 90 days after the date in which none of the Alden Shareholders are an affiliate of the Company, assuming at such time such selling Alden Shareholder has held the shares it intends to sell for at least six months and is permitted to sell shares of common stock beneficially owned  by such Alden Shareholder under Rule 144(b)(1) of the Securities Act.
The Registration Rights Agreement also contains customary indemnification provisions.
The above summary is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
 (d) Exhibits.
Exhibit No.	Description
10.1	Registration Rights Agreement, dated May 24, 2017, by and between Fred’s, Inc., Alden Global Capital LLC and Strategic Investment Opportunities LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S INC.

Date: May 24, 2017	By:	/s/ Rick J. Hans
	Name:	Rick J. Hans
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX
10.1	Registration Rights Agreement, dated May 24, 2017, by and between Fred’s, Inc., Alden Global Capital LLC and Strategic Investment Opportunities LLC.